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                                                              Exhibit 10.01

      CLOSED-END VEHICLE LEASE AGREEMENT AND DISCLOSURE STATEMENT

This Lease Agreement (this "Lease") dated          between
                                         ----------       -------------------
                                                             (name & address)
as "Lessee" ("you and "your") and                    , as "Lessor" having its
                                 --------------------
principal place of business at                    , regarding the vehicle
                              --------------------
described below. The following cost, term and liability disclosures are also made on behalf of Oxford Resources Corp., having its principal place of business at 270 South Service Road, Melville, NY 11747-0570 ("Oxford") to whom we intend to assign this Lease, or any bank or other entity to whom this Lease may be assigned. As used herein, "we", "us" or "our" refers to the Lessor and, after the assignment of this Lease, Oxford.

   1. DESCRIPTION OF VEHICLE.
- ----------------------------------------------------------------------------
Model Year    Make    Model    Body Style    Cylinder    Vehicle I.D. Number
- ----------------------------------------------------------------------------
/ / New
/ / Used
- ----------------------------------------------------------------------------

A. INCLUDED EQUIPMENT
   The vehicle includes the following equipment and accessories:
/ / Air Conditioning    / / Power Seats(s)                / / Vinyl Roof
/ / Power Brakes        / / Cruise Control                / / Sun Roof
/ / Power Steering      / / Automatic Transmission        / / Other
/ / Tilt Wheel          / / AM  / / FM  / / Tape  / / CD
/ / Power Windows       / / Custom Wheels
                                                         ------------------
/ / Power Door Locks    / / Defroster-Rear Window
                                                         ------------------

B. WARRANTIES

(i) If the vehicle is new (see "Description of Vehicle" above), then the following warranty section applies to this Lease:

/ / Unless this box is checked, you have rights under the manufacturer's standard new car warranty.

/ / If this box is checked, the following additional warranty(ies) is/are being provided:

- --------------------------------------------------------------------------

(ii) If the vehicle is used (see "Description of Vehicle" above), then the following warranty section applies to this Lease:

/ / Unless this box is checked, you have rights under the unexpired portion of the manufacturer's standard new car warranty.

/ / If this box is checked, the following additional warranty(ies) is/are being provided:

- --------------------------------------------------------------------------
    For additional information on warranties, please refer to Item 17.

   2. AGREEMENT TO LEASE. You agree to lease from us the vehicle described above. You acknowledge that this is a true lease and that you will not own or have any equity in the vehicle or its accessories or constituent or replacement parts unless you are permitted to exercise your option to purchase the vehicle under either Item 13 or Item 14 and do so exercise such option under the terms of either such Item. The term of this Lease (the "Lease Term") and your payment obligations under this Lease begin when the vehicle is delivered to you. If the vehicle is not delivered to you upon signing of this Lease, we will use our best efforts to deliver it to you as soon as practicable. We will not be responsible for any damages caused by any failure or delay in delivery, any damages caused by any interruption of service or time lost in repairing or recovering the vehicle, or any damages resulting from any other cause beyond our reasonable control.
   3. TOTAL PAYMENT DUE AT LEASE SIGNING.
   You must pay the following amounts upon signing this Lease:
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/ / Cash Downpayment                                        $
                                                              ----------

/ / Trade-In Allowance                                      $
                                                              ----------

/ / Sales Tax on Cash Downpayment and/or Trade-In Allowance $
                                                              ----------

/ / Current Title, License and Registration Fees            $
                                                              ----------

/ / First Monthly Lease Payment (including tax)             $
                                                              ----------

/ / Security Deposit (which may be refunded to you to the
    extent provided in Item 8)                              $
                                                              ----------

/ / Other (describe)
                    -------------------------------------   $
                                                               ---------

    Total Payment Due Upon Signing                          $
                                                               ---------

   4. VALUE AND MONTHLY PAYMENT CALCULATIONS.
a. Lease Term - Number of Monthly Lease Payments
                                                               ---------
b. Estimated Wholesale Value of Vehicle at the scheduled    $
   end of the Lease Term (based on ordinary wear and use      ---------
   and the vehicle being driven an average of 12,000 miles annually or less during the Lease Term unless otherwise indicated below)







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    ---------------------------------          ---------------------
     Intended Maximum Annual Mileage                 Your Initials

c. Average Monthly Depreciation                 $
                                                  ------------------

d. Average Monthly Lease Charge                 $
                                                  ------------------

e. Total Base Monthly Payment (c + d)           $
                                                  ------------------

f. Sales/Use Tax (estimated based on current    $
     tax rates)                                   ------------------

g. Monthly Personal Property/Excise Tax
     (estimated based on current tax rates)     $
                                                  ------------------

h. Sales Tax on Excise Tax, if applicable       $
                                                  ------------------

i. Monthly Lease Payment (e + f + g + h)        $
                                                  ------------------

j. Total Monthly Lease Payments (a times i)     $
                                                  -----------------

k. Total Lease Charge (a times d)               $
                                                  -----------------
    5. OFFICIAL FEES AND TAXES. You must pay when due or reimburse us for all official fees and taxes, including, but not limited to, any personal property, sales, use and excise taxes, parking violations and other vehicle fines and charges imposed by any governmental authority, including any interest and/or penalties thereon. You agree that we may, at our discretion, determine the timing and procedures for payment of these fees and taxes. Since the amounts to be collected will be estimates, and since your state's tax rates may change from year to year, you also agree to pay us when billed the difference, if any, between the amount collected and the amount actually owed on any fee or tax incurred during the Lease Term. You understand that in certain of those states which assess such taxes, the final tax bill may not be received until after this Lease has terminated. In those states, you agree to remain liable for the final tax bill when billed, even if you have already satisfied the other obligations owed under this Lease. Once all your obligations under this Lease have been paid in full, any excess taxes you paid to us will be refunded to you.

    You understand that based on current fee schedules and tax rates, we estimate that the total amount you will pay during the Lease Term for official fees, including registration, license, title and ownership fees, and applicable taxes is: $
                      -------------------------
    6. INSURANCE. You are required to maintain at your expense during the
Lease Term and until the vehicle is returned to us a split limit liability and casualty insurance policy with the following minimum insurance on the vehicle:
    a. Fire, Theft and Comprehensive Insurance with a maximum deductible of
    / / $500 / /$
                ------------------------------------;
    b. Collision insurance with a maximum deductible of
    / / $500 / /$
                ------------------------------------;
    c. Automobile Liability Insurance for bodily injury or death to any 1 person in the amount of $100,000; and for any 1 accident in the amount of $300,000; and
    d. Property Damage Insurance in the amount of $50,000.
    Prior to the delivery of the vehicle to you and prior to any renewal or substitution of insurance, you shall provide us with evidence that the insurance required under this Lease is in effect, and you shall cause to be given to us a certificate of insurance, binder or certified policy copy, issued by an authorized person, to such effect.
    You are liable for the deductible amounts. The insurance must be issued by an insurance company which we approve.  It must provide that we are named as an additional insured on your policy with respect to all liability
                                     76
coverages and as the loss payee on coverages a. and b. above. It must further provide that we will be given 10-days' prior written notice in the event of termination, cancellation or reduction in coverage.
    You assign to us any and all rights you may at any time have to the proceeds of any insurance on the vehicle, and you authorize us to receive and collect all money paid or payable under such insurance and to make, adjust, settle or release any claims under or relating to such insurance. You further agree to fully cooperate in all accident investigation, claim and litigation proceedings.

    7. LATE CHARGE. Time is of the essence in connection with this Lease. If any Base Monthly Payment is not received by us within 10 days of its due date, you agree to pay a late charge of 5% of such Base Monthly Payment up to a maximum late charge of $25 for such payment. In addition, if you make any payment by check and that check is returned to us for any reason, you agree to pay a $15 redeposit charge to us. These charges are intended to partially compensate us for the additional collection expenses necessitated by our not receiving the Monthly Lease Payment or other payment in a timely manner.

    8. SECURITY DEPOSIT. We may require, if state law permits, a refundable Security Deposit as security for the full payment and performance by you of all terms, conditions and obligations which you have under the terms of this Lease. You understand that any Security Deposit required by us will not be considered rent, will not bear interest (except as may be required by law) and will not release you from any of your obligations to us. We may, but shall not be required to, apply any such Security Deposit towards the discharge of any overdue obligations owed by you under the terms of this Lease. To the extent that we have not been billed for personal property taxes for the vehicle for the year or portion thereof in which the Lease Term ends, you hereby authorize us to retain all or a portion of the Security Deposit to apply to the personal property tax obligation for such year. You understand that such deposit shall be segregated from our general funds and that we will return any remaining balance of the Security Deposit after you have paid your entire termination liability, and not before.

    9. TERMINATION.

A. DEFAULT TERMINATION LIABILITY

    At any time after you sign this Lease, we may terminate this Lease before the scheduled end of the Lease Term if any damage or loss pursuant to Item 15 shall occur or you shall default pursuant to Item 18. Except as described in
Item 14 or as otherwise provided by law, you have no right to terminate this Lease prior to its scheduled termination.

    If this Lease is terminated early by us, you agree that your payment liability to us upon such termination will be the sum of:

(i) Any Monthly Lease Payments which are due or past due plus any other amounts or charges arising from your failure to keep your promises under this Lease; plus

(ii) The "Net Investment" in the vehicle if Item 15 applies, or if Item 18 applies, the amount by which the "Net Investment" exceeds the Realized Value of the vehicle (Item 9B).

      The "Net Investment" in the vehicle is (a) the total amount of the remaining Base Monthly Payments not yet due, plus (b) the Estimated Wholesale Value (Item 4b); less (c) the "Unearned Lease Charge".

      The "Unearned Lease Charge" is the portion of the Total Lease Charge (Item 4k) which has not yet been earned, using a generally accepted actuarial method assuming that the Lease is terminated on the day immediately preceding the next scheduled lease payment date.

      plus,

(iii) An amount equal to the product of (a) the amount of the Base Monthly Payment times (b) the sum of (i) the number of years and/or fraction thereof remaining in the Lease Term plus (ii) 1; plus

(iv) Any official fees and taxes imposed in connection with Lease termination and any out-of-pocket expenses incurred in recovering the vehicle; plus

(v)   A vehicle disposition fee of $400

    You acknowledge that it is likely that the vehicle's Realized Value will be less than the "Net Investment" if this Lease is terminated before the scheduled and of the Lease Term, and that you bear this risk. When this Lease is terminated at the scheduled end of the Lease Term the risk of the vehicle's value is borne by us except to the extent you may have liability under the provisions of this Lease because of excess mileage or the vehicle's condition.

B. REALIZED VALUE

    Your Default Termination Liability will be affected by the Realized Value of the vehicle. The Realized Value may be determined in any of the following ways:

    (i)   By a written agreement between you and us;


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    (ii)  By a professional appraisal, obtained at your expense within 10 days after termination, of the wholesale value of the vehicle made by an independent 3rd party agreeable to both of us, which appraisal shall be final and binding upon both of us; or

    (iii) If the Realized Value is not determined within 10 days after termination, we will determine the Realized Value in accordance with accepted practices in the automobile industry for determining the wholesale value of used vehicles by obtaining a wholesale cash bid for the purchase of the vehicle or by disposing of the vehicle in an otherwise commercially reasonable manner.

    You understand that the Realized Value amount will be exclusive of any official fees and taxes imposed upon vehicle disposition.

C. SCHEDULED TERMINATION

    You agree that the amount you will owe us at the scheduled end of the Lease Term will be the sum of the following:

    (i)    An administrative fee of $400; plus

    (ii) Any Monthly Lease Payments due and unpaid and any other amounts or charges arising from your failure to keep your promises under this Lease; plus

    (iii) If the vehicle is new (see Item 1) at the beginning of this Lease, a charge of 18 cents for each mile the vehicle has been driven by you in excess of the mileage shown in Item 4b, or if the vehicle is used (see Item 1) at the beginning of this Lease, a charge of 12 cents for each mile the vehicle has been driven by you in excess of the mileage shown in Item 4b; plus

    (iv) Our estimated costs in excess of $50 to restore the vehicle to good working order and condition, ordinary wear and use excepted (Item 12); plus

    (v) Any official fees and taxes imposed in connection with Lease termination and any out-of-pocket expenses incurred in recovering the vehicle.

    10. VEHICLE RETURN. You agree that upon termination of this Lease, whether in the event of early termination or upon its scheduled termination, you shall return the vehicle to the location we specify. If you fail to return the vehicle to the location we specify, you agree to reimburse us our costs in transporting the vehicle to such location. If the vehicle is not returned on the scheduled termination date, you will be deemed to be in default under this Lease and you will also owe us a pro rata portion of the Monthly Lease Payment for each day after the end of the Lease Term that the vehicle has not been returned or purchased pursuant to Item 13. You acknowledge that our Net Investment shall not be reduced by any amount received from you for your use of the vehicle after the scheduled termination date. You understand that your obligations to reimburse us our transportation costs whenever the vehicle is returned and to pay to us any pro rata portion of the Monthly Lease Payment after the scheduled termination date are in addition to your obligations to us for any termination liability as calculated in Item 9.


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    11. VEHICLE MAINTENANCE. You agree at your expense to have the vehicle serviced in accordance with the manufacturer's recommendations, to maintain the vehicle in good appearance and in good working order and condition, and to make all necessary repairs and replacement of parts. You must maintain the vehicle in a condition sufficient to comply with all applicable state vehicle inspection laws. Unless you obtain our written consent beforehand, you will not mark or alter the vehicle or install additional equipment or otherwise make any changes to the vehicle which would decrease its economic value or functional utility. In any event, if you mark or alter the vehicle or install additional equipment or otherwise change the vehicle, you will bear the cost of restoring the vehicle to its original condition. Any changes made to the vehicle which cannot be removed without decreasing its economic value or functional utility will become our property when made. You agree that if we request, you shall make the vehicle available to us at any reasonable time so that we may inspect the vehicle.

    12. STANDARDS OF WEAR. You agree that when you return the vehicle to us it will be in as good working order and condition as when you first received it, ordinary wear and use excepted. You agree to obtain a good faith estimate by a licensed independent appraiser acceptable to us of the cost, if any, to restore the vehicle to such condition. If you fail to obtain such estimate, we shall obtain an appraisal from a licensed independent appraiser selected by us who is not an employee or otherwise affiliated with us.
Whether or not the repairs are made, you agree to pay all amounts in excess of $50 to so restore the vehicle based upon the estimated, not the actual, cost of repairs. You understand that the most common repair or replacement items for which you would be responsible are (1) malfunctioning or inoperative mechanical parts, (2) dents, scratches, chips or rusted areas over 1 inch long on the body, or on any alloy wheels or rims, (3) cracks, pits or chips more than 1 inch long on the windshield or broken or inoperative lenses, sealed beams or window mechanisms (4) broken or missing trim and grill work, (5) mismatched paint, (6) bumper dents or scratches more than 2 inches long, (7) torn, stained or damaged upholstery, dashboard or carpeting, including but not limited to holes and other damage caused by the installation and/or removal of any phone, stereo or other equipment, (8) missing parts, accessories or adornments, including radio and stereo components, or the failure of any replacement parts accessories or, adornments to be of at least equal value and quality as the vehicle's original parts, accessories and adornments, and (9) any tire not part of a matching set (same size, quality, brand and manufacturer) of 5 tires (or 4 with an emergency "doughnut" spare) with each tire having at least 1/8 inch of remaining tread at its shallowest point.

    13. OPTION TO PURCHASE AT SCHEDULED TERMINATION. You shall have the option to purchase the vehicle at the scheduled end of the Lease Term on an AS IS-WHERE IS BASIS, provided that all sums due under this Lease have been paid by you. The price you will pay us will be the amount set forth as the average retail value for the vehicle, without regard to actual mileage, including all equipment and accessories, in the N.A.D.A. Official Used Car Guide (or, in the event that the N.A.D.A. Official Used Car Guide is no longer available at the time such option is exercisable, then such other comparable industry publication quoting retail used car values as we shall select) for the month in which the scheduled end of the Lease Term occurs plus the amount due at the scheduled end of the Lease Term as shown in Item 9C above (other than Item 9C (iii) and (iv)). You will also have to pay any applicable taxes. In order to exercise your purchase option, you must notify us in writing of your intent to purchase the vehicle at least 30 days prior to the scheduled end of the Lease Term. You must pay us for the vehicle within 5 days after the scheduled end of the Lease Term. After such payment is made, we shall transfer to you title to the vehicle.

    14. OPTION TO PURCHASE PRIOR TO SCHEDULED TERMINATION. You have the option to purchase the vehicle prior to the scheduled termination of this Lease on an AS IS - WHERE IS BASIS, as of any lease payment date. The price you will pay us will be the Net Investment in the vehicle (as described in Item 9) as of the lease payment date on which the purchase shall occur plus the amounts due under Items 9A(i), (iii), (iv) and Item 9C(i). If the proposed purchase date is in the last 6 months of the scheduled Lease Term, however, the price you will pay will be the greater of the amount set forth above or the amount set forth as the average retail value for the vehicle, without regard to actual mileage, including all equipment and accessories, in the N.A.D.A. Official Used Car Guide (or, in the event that the N.A.D.A. Official Used Car Guide is no longer available at the time such option is exercisable then such other comparable industry publication quoting retail used car values as we shall select) for the month in which the purchase occurs, plus the amounts set forth in Items 9C (i), (ii) and (v). You will also have to pay any applicable taxes. In order to exercise your option to purchase, you must notify us in writing of your intent to purchase the vehicle at least 30 days prior to the lease payment date on which the purchase is to occur. You must pay us for the vehicle within 5 days after the lease payment date on which the purchase is to occur. After such payment is made, we shall transfer to you title to the vehicle.

    15. DAMAGE, LOSS OR POTENTIAL LOSS OF VEHICLE. You agree to be responsible for the risk of loss, damage or destruction of the vehicle during the Lease Term and until you return the vehicle to us. If the vehicle is damaged or destroyed in an accident or other occurrence or is confiscated by any governmental authority or is stolen or is abandoned or is subject to undue peril, you will immediately notify us of such occurrence or condition. If the vehicle is damaged but is in a condition which your insurance company determines is reasonably repairable, you will have the necessary repairs made promptly at your expense. If the vehicle is damaged and is in a condition which your insurance company determines is beyond reasonable repair, this Lease will be terminated by us upon notice to you. With respect to any other event described above, we reserve the right to terminate this Lease immediately. If this Lease is terminated, your termination liability will be determined on the basis described in Item 9A. WHILE ANY LOSS PROCEEDS WE RECEIVE FROM YOUR INSURANCE COMPANY WILL BE CREDITED TO YOUR DEFAULT TERMINATION LIABILITY YOU ACKNOWLEDGE THAT UNLESS THIS BOX / / IS CHECKED, YOU ARE RESPONSIBLE FOR ANY DIFFERENCE BETWEEN YOUR DEFAULT TERMINATION LIABILITY AND THE LOSS PROCEEDS RECEIVED BY US. IF THE BOX ABOVE IS CHECKED, AND PROVIDED (i) YOU ARE IN COMPLIANCE WITH YOUR INSURANCE OBLIGATIONS UNDER THIS LEASE AND (ii) YOUR CLAIM FOR TOTAL LOSS OF THE VEHICLE IS ACCEPTED AND PAID BY YOUR INSURANCE COMPANY, WE WAIVE YOUR RESPONSIBILITY FOR ANY SUCH DIFFERENCE. EVEN IF THE BOX ABOVE IS CHECKED AND WE WAIVE YOUR


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RESPONSIBILITY FOR SUCH DIFFERENCE, YOU WILL CONTINUE TO BE LIABLE FOR (i)
THE DEDUCTIBLE AMOUNT UNDER YOUR INSURANCE POLICY, (ii) ANY MONTHLY LEASE PAYMENTS OR OTHER OBLIGATIONS PAST DUE AND UNPAID UNDER THIS LEASE, AND (iii) ANY AMOUNTS DEDUCTED BY YOUR INSURANCE COMPANY FROM THE LOSS PROCEEDS BECAUSE OF DUE AND UNPAID PREMIUMS, OFFICIAL FEES AND CHARGES, ADMINISTRATIVE EXPENSES AND ANY OTHER MISCELLANEOUS AND PERMISSIBLE DEDUCTIONS YOUR INSURANCE COMPANY MAKES UNDER YOUR INSURANCE POLICY OR APPLICABLE LAW.

    You authorize us to affix your signature to, and to negotiate on your behalf, any check, draft or other instrument payable either to you or to you and others jointly, received by us, directly or indirectly, from any insurance company providing the insurance coverage required hereunder.

    16. TITLE AND SECURITY INTEREST. This is an agreement of lease only. We retain title to the vehicle and reserve the right to do as we deem advisable with such title. YOU MAY NOT SUBLET THE VEHICLE, OR ASSIGN, PLEDGE OR ENCUMBER IT OR THIS LEASE. We may assign to any person the vehicle the Lease and/or all sums now or hereafter due under this Lease, or give a security interest in the vehicle and/or this Lease and/or the proceeds of all of the foregoing. We assume no liability and make no warranty as to the treatment by you of this Lease or the Monthly Lease Payments for financial statement or tax purposes. You are advised to consult your attorney or accountant with respect thereto.

    17. WARRANTIES AND DISCLAIMER. You and we agree (if permissible under state law) that this Lease will be treated as a "finance lease" within the meaning of Article 2A of the Uniform Commercial Code (if applicable) even though this Lease may not meet the statutory definition of a finance lease. This means that you will have only the warranties covering the vehicle which are made by the manufacturer and may have certain other warranty rights. You acknowledge that those warranties are indicated in Item 1B and that before signing this Lease, you received an accurate and complete description of those warranties, including a description of the limitations which apply to each of those warranties. EXCEPT AS SET FORTH IN ITEM 1B, WE DO NOT MAKE AND HAVE NOT MADE ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS
TO THE DESIGN, COMPLIANCE WITH SPECIFICATIONS, OPERATION OR CONDITION OF OR
AS TO THE QUALITY OF THE MATERIAL, EQUIPMENT OR WORKMANSHIP IN THE VEHICLE OR ANY OF ITS COMPONENTS DELIVERED TO YOU, AND WE DO NOT MAKE ANY WARRANTY OF MERCHANTABILITY OR FITNESS OF THE VEHICLE OR ANY OF ITS COMPONENTS FOR ANY PARTICULAR PURPOSE, ANY WARRANTY AGAINST INTERFERENCE OR AGAINST INFRINGEMENT BY ANY PERSON, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE VEHICLE OR ANY COMPONENTS THEREOF (EITHER UPON DELIVERY
TO YOU OR OTHERWISE). YOU ACKNOWLEDGE THAT YOU ARE LEASING THE VEHICLE FROM
US "AS IS". However, we assign to you all of our rights and remedies under the manufacturer's new car warranty, if any (see Item 1B). You understand and agree that all risks are to be borne by you, including any difference between your Default Termination Liability (Item 9A) and the amount paid by the manufacturer under any such warranty. We appoint you to be our agent and attorney-in-fact during the term of this Lease to assert and enforce, from time to time, in our name and for your or our account, as our interests may appear, at your sole cost and expense, whatever claims and rights we may have against any manufacturer or other seller of the vehicle or supplier of any equipment installed on the vehicle. We shall have no responsibility or liability to you or any other person with respect to (i) any liability, loss or damage caused or alleged to be caused directly or indirectly by the vehicle or by any inadequacy, deficiency or defect in the vehicle or by any other circumstance in connection with it; (ii) the use, operation or performance of the vehicle or any risks relating to it; (iii) any interruption of service, loss of time, business or anticipated profit, inconvenience, consequential damages, loss of pay, lodging bills, car rentals, travel costs and similar items; or (iv) any claims or rights arising out of your purchase of the vehicle from us, whether at or prior to scheduled end of the Lease Term.

    18. DEFAULT. This Lease will be in default if any of the following occur:
(i) you do not make a payment when due; (ii) you or any guarantor of this Lease dissolves, ceases active business affairs, dies or becomes incompetent, or you or any guarantor becomes the subject of a proceeding in bankruptcy, receivership or insolvency or you or any guarantor makes an assignment for the benefit of creditors; (iii) you fail to comply with the insurance requirements contained in Item 6; (iv) you fail to maintain or repair the vehicle as required by Item 11; (v) you have or any guarantor has made any material misrepresentation in any lease application related to this Lease; or
(vi) you fail to comply with any other term or condition of this Lease.



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    If this Lease is in default, we may do any or all of the following without giving you advance notice, except as otherwise required by law:

    A. Take any reasonable measures designed either to correct the default or to save us from loss, in which event you also agree to pay us on demand for the costs and expenses incurred;

    B. Terminate this Lease and your rights to possess and use the vehicle;

    C. Take possession of the vehicle, and in connection with our taking possession, require you to make the vehicle available to us at a place we designate;

    D. Determine your termination liability on a default termination basis as described in Item 9A, which you agree to pay immediately; and

    E. Pursue any other remedy the law allows.

    In the event of default, you also agree to pay upon demand all collection, repossession, storage and legal costs, including attorney's fees, we may incur, to the extent permitted by law.

    19. ODOMETER DISCLOSURE. Under Federal law, you must disclose the vehicle's mileage in connection with the transfer of ownership of the vehicle. Failure to comply with this requirement or making a false statement may make you liable for civil damages and result in fines and/or imprisonment pursuant to the Truth in Mileage Act. On lease termination, you agree to complete, sign and deliver to us the required odometer disclosure form to be provided by us.

    20. INDEMNITY. You are responsible for indemnifying and holding us harmless from and against any and all fines, forfeitures or penalties for traffic violations or for the violation of any statute, law, ordinance, rule or regulation of any duly constituted public authority, and any and all losses, liabilities, liens, encumbrances and claims, including legal fees and other defense expenses to the maximum extent permitted by law, arising out of the use, maintenance, operation or condition of the vehicle or the execution, delivery or performance by you of your obligations under this Lease. Without limiting the generality of the foregoing, this indemnity includes any claim under the doctrine of strict liability, which is a legal term that applies to product liability.

    21. USE OF VEHICLE. You understand that you are responsible for all operating expenses (for example, gasoline and oil) incurred in connection with the use of the vehicle. You are also responsible for keeping the vehicle properly registered in the state in which the the vehicle is titled. You will not use and will not permit use of the vehicle:

    A. For any unlawful purpose or in violation of any law;

    B. By a person not having a valid driver's license or one who for insurance purposes is deemed an "assigned risk" or one who does not exercise reasonable care in its operation;

    C. For the transportation of goods or persons for hire;

    D. Outside the state in which the vehicle is titled for a period exceeding 30 days without our prior written consent;

    E. Outside the United States for any period without our prior written consent; or

    F. In any way which would cause cancellation or suspension of the required insurance or cause the manufacturer's warranty to become void.

    22. AGE REQUIREMENTS. In order to induce us to enter into this Lease, you specifically represent you are 18 years of age or older and that under no circumstances will you permit anyone under the age of 18 to operate the vehicle.

    23. GENERAL PROVISIONS.

    You understand that:

    A. Our waiver or delay in requiring you to keep your promises or in enforcing our rights will not affect our ability to require you to keep your promises or to enforce our rights afterwards.

    B. We have no obligation to provide a replacement vehicle for any reason.

    C. You do not have the right to terminate this Lease prior to the scheduled end of the Lease Term unless you purchase the vehicle in accordance with Item 14.


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

    D. The Monthly Lease Payments shall be paid when due for the Lease Term without notice or demand, without counterclaim, set off, reduction, abatement, deferment or any other kind of defense because of the disappearance, theft, destruction, levy, judicial seizure or unsatisfactory performance of the vehicle or for any other reason whatever, unless this Lease is terminated by us or the vehicle is purchased by you in accordance with Item 14.

    E. Upon your acceptance of the vehicle, your promises under this Lease become irrevocable and independent unless applicable law provides to the contrary.

    F. This Lease will be governed by the laws of the state in which you reside on the date you sign this Lease; provided, however, that with respect to business or commercial leases, the Lease will be governed by the laws of the state of the dealer's place of business.

    G. Notices under this Lease must be in writing addressed to the appropriate party at the address shown above and mailed by prepaid U.S. 1st class postage. Each party will notify the other of a change in address.

    H. This Lease constitutes the entire agreement between you and us pertaining to the lease of the vehicle and you have received no representations or warranties, either orally or in writing, which are not contained in this Lease.

    I. If more than 1 lessee signs this Lease, each lessee will be jointly and severally liable under this Lease.

    J. Nothing in this Lease shall be construed as waiver by you of any statutory rights to which you may be entitled, including your rights, if any, under the "lemon law" of any jurisdiction.

    K. You understand and agree that your obligations under Items 5, 9, 10, 15 and 20, as well as any other obligations in this Lease requiring you to make any payment or render any performance after the end of the Lease Term, will survive the termination of this Lease.

- -------------------------------------------------------------------------------

CONSUMER OR COMMERCIAL LEASE

You intend to use the leased vehicle (check applicable box).

/ / CONSUMER LEASE--Primarily for       / / COMMERCIAL LEASE--Primarily for
        personal, family or                     business, commercial or
        household purposes; or                  agricultural purposes.

ABSENCE OF AUTHORITY: You hereby acknowledge that (1) YOU HAVE NOT RELIED AND WILL NOT RELY ON ANY STATEMENTS OR REPRESENTATIONS MAY BY THE LESSOR, WHETHER ORALLY OR BY WAY OF RIDER, ADDENDUM OR OTHERWISE, TO THE EXTENT NOT SET FORTH IN THIS LEASE and (2) any payment (other than the total payment due at Lease signing) made or delivered by you to anyone other than to Oxford or any bank or other entity or person to whom Oxford may assign any payments due or to become due under this Lease (if you have been given notice by Oxford of such assignment) shall be at your risk, unless and until such payment is received by Oxford or such assignee.



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

                                             -----------    -----------
                                             Your Initials  Your Initials

CHANGES TO LEASE: By separately signing below, you acknowledge that any changes to this Lease must be approved by us in writing and signed by the party to be bound.

                                       -----------------------------------
                                                Your Signature

                                       -----------------------------------
                                                Your Signature
   A. NOTICE TO THE LESSEE: (1)DO NOT SIGN THIS LEASE BEFORE YOU READ IT OR
      IF IT CONTAINS ANY BLANK SPACES TO BE FILLED IN; (2)YOU ARE ENTITLED TO A COMPLETELY FILLED IN COPY OF THIS LEASE; (3)IF YOU DEFAULT IN THE PERFORMANCE OF YOUR OBLIGATIONS UNDER THIS LEASE, THE VEHICLE MAY BE REPOSSESSED AND YOU MAY BE SUBJECT TO SUIT AND LIABILITY FOR THE UNPAID INDEBTEDNESS EVIDENCED BY THIS LEASE.

   B. WARNING: NO PUBLIC LIABILITY OR PROPERTY DAMAGE INSURANCE IS PROVIDED BY OR UNDER THIS LEASE.

                      YOU HAVE READ AND RECEIVED A COMPLETED COPY OF THIS LEASE

  -----------------------------(Lessor) -------------------------------------
      Print Lessor's Name                     "YOU" (Lessee) Print Name

By--------------------- Date-----      By----------------------------- Date----
                                      Lessee Signature (and Title if applicable)

                                       By---------------------------- Date-----
                                      Lessee Signature (and Title if applicable)

              NOTE: PLEASE BE CERTAIN TO EXECUTE ALL COPIES OF THIS LEASE.
                                DELIVERY RECEIPT
     You acknowledge that you have received and examined the vehicle described in Item 1 of this Lease, that the vehicle is equipped as described and in good operating order and condition and that you accept the vehicle for all purposes of this Lease.

Dated:-------------------- 19----   Current Odometer Mileage Reading:---------

- ---------------------------------   By ---------------------------------------
"YOU" (Lessee) Print Name                        Signature

- ---------------------------------   By ---------------------------------------
"YOU" (Lessee) Print Name                        Signature
- -------------------------------------------------------------------------------
                                  GUARANTY
Each of us guarantees and promises to make all of the payments and perform all the Lessee's obligations as specified in the above Lease. Each of our liabilities is primary and joint and several and will not be affected by any settlement, extension, renewal or modification of the Lease, by the discharge or release of the Lessee's obligations or by the taking or release of additional guarantors or security for the performance of the Lease. Each of us waives any rights we may have to (a) presentment, demand, protest, notice of protest, notice of dishonor, notice of default under the Lease and any other notices related to this guaranty or the Lease and (b) the right to require the Lessor to proceed against the Lessee or to pursue any other remedy in the Lessor's power. Each of us agrees that we are liable for the Lessor's attorney's fees and costs in enforcing this guaranty, whether or not suit is filed. If this guaranty is secured by a guarantor's community property, that guarantor agrees that recourse may be had against the guarantor's separate property. Each of us acknowledges that this guaranty inures to the benefit of the Lessor's assignees.

Date--------------------------    --------------------------------------------
                                  Signature of Guarantor

                                  --------------------------------------------
                                  Signature of Guarantor
- ------------------------------------------------------------------------------
                             (FOR LESSOR'S USE ONLY)
                               ASSIGNMENT OF LEASE
The undersigned Lessor hereby sells, assigns and transfers to Oxford
Resources Corp., 270 South Service Road, Melville, N.Y. 11747-0570, all of
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

its right, title and interest in and to the within Lease, all monies to become due thereunder and the motor vehicle which is the subject thereof. This assignment is subject to and in accordance with the provisions of a separate dealer agreement (as may be amended from time to time) between Lessor and Oxford which is incorporated herein by reference.

                                   -----------------------------------(Lessor)

Date: -------------------------    By: ---------------------------------------
                                       Name:
                                       Title:
- ------------------------------------------------------------------------------
                           (FOR OXFORD'S USE ONLY)
               ASSIGNMENT OF LEASE AND CREATION OF SECURITY INTEREST
The undersigned hereby assigns and transfers to ----------------------------- ("Assignee") the within Lease and certain monies to become due thereunder, subject to and in accordance with the provisions of a certain agreement between the undersigned and said Assignee and any documents executed pursuant thereto. This assignment is for security only and it is expressly understood that Assignee does not assume any of the undersigned's obligations under the within Lease.
                                     OXFORD RESOURCES CORP.

Date: -------------------------    By: ---------------------------------------




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